UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Columbia Funds Series Trust I

(Name of Registrant as Specified in its Charter)

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[PRELIMINARY PROXY STATEMENT]

Columbia Funds Series Trust I

290 Congress Street, Boston, Massachusetts 02210

JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on May 15, 2023

Columbia Adaptive Retirement 2020 Fund

Columbia Adaptive Retirement 2025 Fund

Columbia Adaptive Retirement 2030 Fund

Columbia Adaptive Retirement 2035 Fund

Columbia Adaptive Retirement 2040 Fund

Columbia Adaptive Retirement 2045 Fund

Columbia Adaptive Retirement 2050 Fund

Columbia Adaptive Retirement 2055 Fund

Columbia Adaptive Retirement 2060 Fund

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

The following Questions and Answers provide a brief overview of the matter on which you are being asked to vote. The accompanying Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting.

YOUR VOTE IS IMPORTANT.

Q.	Why are you sending me this information?

A.

On May 15, 2023, a Joint Special Meeting of Shareholders of each of the funds listed above (each a “Fund” and collectively, the “Funds”), each a series of Columbia Funds Series Trust I (the “Trust”) will be held at 290 Congress Street (6th Floor), Boston, Massachusetts, 02210, at 10:00 a.m. local time (the “Meeting”). You are receiving the Meeting’s Proxy Statement and one or more proxy cards (the “Proxy Cards”) because you owned shares of a Fund at the close of business on March 31, 2023 (the “Record Date”) and are entitled to notice of, and to vote on, this important proposal concerning your investment.

Q.	What is the proposal?

A.	Shareholders of each Fund are being asked to vote on the following proposal:

•

The approval of changes to the terms of the management agreement (the “Management Agreement”) between the Trust, on behalf of the Funds, and the Funds’ investment adviser, Columbia Management Investment Advisers, LLC (the “Investment Manager”) to establish a unified fee structure (the “Proposal”).

Q.	Why is this change being proposed?

A.

Currently, each Fund offers two share classes, Class Advisor (“Class Adv”) and Class Institutional 3 (“Class Inst3”). Shareholders of each class pay the Investment Manager a fee for its investment management services (currently an effective annual rate of 0.46% of the average daily net assets of each Fund). In return for this fee, the Investment Manager manages the day-to-day operations of the Funds, determines what securities and other investments each Fund should buy or sell and executes portfolio transactions for each Fund. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services, but the Funds are responsible for the expenses of such services.

The Proposal would “bundle” the current fee structure of the Funds into a “unified fee” whereby the Investment Manager would pay all of the operating costs and expenses of each Fund other than taxes, interest, brokerage expenses, portfolio transaction expenses, fees pursuant to a 12b-1 plan, if any, and infrequent and/or unusual expenses, including but not limited to, litigation expenses. The “bundled fee” for Class Adv and Class Inst3 would be 0.55% and 0.30% of the average daily net assets of each class, respectively. The bundled fee structure would result in the reduction of the net annual Fund operating expenses payable by the current shareholders of each class of shares of the Funds. Additionally, in connection with the approval of the proposal, the Investment Manager intends to cap the total Fund operating expenses borne by the Fund’s existing shareholders for so long as the Investment Manager manages the Fund (exclusive of the same fees and expenses that are excluded from the current unified fee) at an annual rate of 0.55% and 0.30% of a Fund’s average daily net assets for Class Adv and Class Inst3, respectively. Under the proposed expense cap, the Investment Manager would bear any acquired fund fees and expenses. None of the Funds’ operations or how the Investment Manager manages any of the Funds is expected to change if the Proposal is approved by Fund shareholders. Other than the bundling of the fee arrangements and certain corresponding changes, the Management Agreement would remain the same in all respects.

Comparisons of the fee rates for the Funds, and, gross and net expense ratios, are included in the accompanying Proxy Statement.

Q.	How does the Board recommend that I vote?

A.	The Board unanimously recommends that you vote FOR the proposal.

Q.	Will each Fund be voting separately on the Proposal?

A.	Yes. In order to be implemented for a particular Fund, that Fund’s shareholders must approve the Proposal. Approval by the shareholders of one Fund will not affect another Fund.

Q.	Will shareholders of each Fund be voting separately by class, as well as together?

A.	Yes. If either (i) shareholders of Class Adv of a Fund or (ii) shareholders of a Fund voting together as a single class do not approve the Proposal, the Proposal will not be implemented.

Q.	Will the Funds pay for this proxy solicitation?

A.	No, the Investment Manager or an affiliated company will bear all costs of the proxy solicitation.

Q.	How can I vote?

A.	You can vote or provide voting instructions in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed Proxy Card(s) and follow the directions.

•	By internet: Access the website address printed on the enclosed Proxy Card(s) and follow the directions on the website.

•	By mail: Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage- paid envelope.

-ii-

•

In person at the Meeting scheduled to occur at 290 Congress Street, 6th Floor, Boston, Massachusetts, 02210 on May 15, 2023 at 10:00 a.m. local time. If you decide to vote in person, you must attend the Meeting at the time and place described in the accompanying Proxy Statement. To attend the Meeting in person, you will need proof of ownership of a Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of a Fund.

Q.	Why might I receive more than one Proxy Card?

A.	If you own shares of a Fund in more than one account, you may receive a separate Proxy Card for each such account, and should vote each Proxy Card received.

Q.	Will I be notified of the results of the vote?

A.	The final voting results will be included in each Fund’s next report to shareholders following the Meeting.

Q.	If approved, when would the changes take effect?

A.	It is expected that the changes would be implemented in early June 2023.

Q.	Whom should I call if I have questions?

A.	If you have questions about the proposal described in the Proxy Statement or about voting procedures, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at 866-492-5763.

-iii-

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Columbia Adaptive Retirement 2020 Fund

Columbia Adaptive Retirement 2025 Fund

Columbia Adaptive Retirement 2030 Fund

Columbia Adaptive Retirement 2035 Fund

Columbia Adaptive Retirement 2040 Fund

Columbia Adaptive Retirement 2045 Fund

Columbia Adaptive Retirement 2050 Fund

Columbia Adaptive Retirement 2055 Fund

Columbia Adaptive Retirement 2060 Fund

(each a “Fund” and, collectively, the “Funds”)

To be held on May 15, 2023

A Joint Special Meeting of Shareholders (the “Meeting”) of each of the Funds, each a series of Columbia Funds Series Trust I (the “Trust”), will be held at 290 Congress Street (6th Floor), Boston, Massachusetts, 02210 at 10:00 a.m. local time on May 15, 2023. At the Meeting, shareholders of the Funds at the close of business on March 31, 2023 (the “Record Date”) will be asked to:

Proposal

1.

Approve a proposed amendment to the Management Agreement between the Trust, on behalf of each Fund, and the Funds’ investment adviser, Columbia Management Investment Advisers, LLC to establish a unified fee structure payable by each Fund by bundling the fee to cover operating expenses of the Fund (subject to certain exclusions) in addition to the investment management and administrative services covered under the current terms of the management agreement.

Please take some time to read the enclosed Proxy Statement, which discusses this proposal in more detail. If you were a shareholder of a Fund at the close of business on the Record Date, you may vote at the Meeting or at any adjournment or postponement of the Meeting on the proposal. You are welcome to attend the Meeting in person. If you cannot attend the Meeting in person to cast your vote, please vote by mail, telephone or internet. Just follow the instructions on the enclosed Proxy Card(s). If you have questions, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at 866-492-5763. It is important that you vote. The Board of Trustees of the Trust unanimously recommends that you vote FOR the proposal.

By order of the Board of Trustees,

Ryan C. Larrenaga, Secretary

_____________, 2023

Columbia Funds Series Trust I

290 Congress Street, Boston, Massachusetts 02210

Columbia Adaptive Retirement 2020 Fund

Columbia Adaptive Retirement 2025 Fund

Columbia Adaptive Retirement 2030 Fund

Columbia Adaptive Retirement 2035 Fund

Columbia Adaptive Retirement 2040 Fund

Columbia Adaptive Retirement 2045 Fund

Columbia Adaptive Retirement 2050 Fund

Columbia Adaptive Retirement 2055 Fund

Columbia Adaptive Retirement 2060 Fund

(each a “Fund” and, collectively, the “Funds”)

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

to be held on May 15, 2023

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Columbia Funds Series Trust I (the “Trust”) relating to a Joint Special Meeting of Shareholders (the “Meeting”) of each Fund, each a series of the Trust, to be held at 290 Congress Street, (6th Floor), Boston, Massachusetts, 02210 on May 15, 2023 at 10:00 a.m. local time. It is expected that this Proxy Statement will be mailed to shareholders on or about April 17, 2023.

The purpose of the Meeting is to ask Fund shareholders as of the close of business on March 31, 2023 (the “Record Date”) to:

1.

Approve a proposed amendment to the Management Agreement between the Trust, on behalf of each Fund, and the Funds’ investment adviser, Columbia Management Investment Advisers, LLC to establish a unified fee structure payable by each Fund by bundling the fee to cover operating expenses of the Fund (subject to certain exclusions) in addition to the investment management and administrative services covered under the current terms of the management agreement, as more fully described in this Proxy Statement.

Additional information about each Fund is available in its prospectus, statement of additional information and semi-annual and annual reports to shareholders. Each Fund’s most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

GENERAL OVERVIEW

Proposal 1: Approve Amendment to Management Agreement

The shareholders of each Fund are being asked to approve a proposed amendment to the Management Agreement between the Trust, on behalf of the Funds, and the Funds’ investment adviser, Columbia Management Investment Advisers, LLC (“Columbia Management” or the “Investment Manager”). The proposed amendment would bundle the Fund’s current fee structure and make certain corresponding changes to the Management Agreement1. The Proposal would reduce the net annual fund operating expenses payable by the current shareholders of each class of shares of each Fund.

[1]

The proposed changes to the Management Agreement would modify section 3(e) to further clarify that the Investment Manager and Fund may agree that the Investment Manager may provide or arrange for the provision of additional administrative services, for such fee as may be mutually agreed by the parties in the event that payments to intermediaries for sub-transfer agency or shareholder servicing are increased above certain levels with respect to Class Inst3 or Class Adv shares of the Funds.

PROPOSAL 1 – APPROVE AMENDMENT TO MANAGEMENT AGREEMENT

Background

The Board has unanimously approved an amendment to the management agreement (the “Management Agreement”) between the Investment Manager and the Trust, on behalf of the Funds. Under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), shareholder approval is required before the Funds can implement the proposed amendment. If shareholders of the Funds do not approve the proposed amendment, the Funds will continue operating pursuant to the Management Agreement currently in effect.

The proposed amendment to the Management Agreement would “bundle” the current fee structure into a “unified fee.” Under the unified fee the Investment Manager would pay all of the operating costs and expenses of each Fund other than, taxes, interest, brokerage expenses, portfolio transaction expenses, fees pursuant to a 12b-1 plan, if any, and infrequent and/or unusual expenses, including but not limited to, litigation expenses. The “bundled fee” for Class Adv and Class Inst 3 would be 0.55% and 0.30% of the average daily net assets of each class, respectively. Under the proposed amendment, the Funds would continue to be managed by Columbia Management and are expected to receive services that are the same as the services provided under the current terms of the management agreement.

The bundled fee structure would result in the reduction of the net annual Fund operating expenses payable by the current shareholders of each class of shares of each Fund. Additionally, in connection with the approval of the proposal, the Investment Manager intends to cap the total Fund operating expenses borne by the Fund’s existing shareholders for so long as the Investment Manager manages the Fund (exclusive of the same fees and expenses that are excluded from the current unified fee) at an annual rate of 0.55% and 0.30% of a Fund’s average daily net assets for Class Adv and Class Inst3, respectively. Under the proposed expense cap, the Investment Manager would bear any acquired fund fees and expenses.

A description of key terms and provisions of the Management Agreement follows.

Description of Currently Effective Management Agreement and Changes Contemplated by the Proposal

The current management agreement is dated as of October 25, 2016 and was last approved by shareholders of Columbia Adaptive Retirement 2020 Fund, Columbia Adaptive Retirement 2030 Fund, Columbia Adaptive Retirement 2040 Fund, Columbia Adaptive Retirement 2050 Fund and Columbia Adaptive Retirement 2060 Fund on October 23, 2017 and shareholders of Columbia Adaptive Retirement 2025 Fund, Columbia Adaptive Retirement 2035 Fund, Columbia Adaptive Retirement 2045 Fund and Columbia Adaptive Retirement 2055 Fund on April 2, 2018.

The Management Agreement generally provides that, subject to oversight by the Board and the authorized officers of the Trust, Columbia Management agrees to: furnish the Funds continuously with investment advice; determine, consistent with the Funds’ investment objectives, strategies and policies, which investments, in the Investment Manager’s discretion, shall be purchased, held or sold and execute or cause the execution of purchase or sell orders; recommend changes to investment objectives, strategies and policies to the Board, as the Investment Manager deems appropriate; perform investment research and prepare and make available to the Funds research and statistical data in connection therewith and furnish all other services of whatever nature that the Investment Manager from time to time reasonably determines to be necessary or useful in connection with the investment management of the Funds. The Management Agreement adds that Columbia Management will prepare and furnish to the Board such reports, statistical data and other information relating to the investment management of, and the provision of administrative services and facilities to, the Funds in the form and at such intervals as the Board may reasonably request.

Under the Management Agreement, Columbia Management, in selecting brokers or dealers for execution, will seek best execution for securities transactions on behalf of the Funds, except where otherwise directed by the Board. In selecting broker-dealers to execute transactions, Columbia Management may consider not only available prices (including commissions or mark-up), but also other relevant factors such as, without limitation, the characteristics of the security being traded, the size and difficulty of the transaction, the execution, clearance and settlement capabilities as well as the reputation, reliability and financial soundness of the broker-dealer selected, the broker-dealer’s risk in positioning a block of securities, the broker-dealer’s execution service rendered on a continuing basis and in other transactions, the broker-dealer’s expertise in particular markets, and the broker-dealers ability to provide research services. The Management Agreement explicitly contemplates that Columbia Management may, except where otherwise directed by the Board, execute transactions or pay to a broker or dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction, provided that the Investment Manager determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or Columbia Management’s overall responsibilities with respect to the Funds and other clients for which it acts as investment adviser. Columbia Management will not consider the sale or promotion of shares of the Funds, or other affiliated products, as a factor in the section of broker-dealers through which transactions are executed.

The Management Agreement contemplates the engagement by Columbia Management of subadvisers for the Funds, and provides that Columbia Management may subcontract and pay for certain of the services (including with affiliates of Columbia Management) described under the Management Agreement, with the understanding that the quality and level of services required to be provided under the agreement will not be diminished thereby and with the further understanding that Columbia Management will obtain the approval of the Board and/or the Funds’ shareholders as required by applicable law, rules, regulations promulgated thereunder, the terms of the Management Agreement, resolutions of the Board and Columbia Management’s commitments. Currently, the Funds’ assets are not managed by any investment subadviser, but instead managed directly by Columbia Management.

The Management Agreement contemplates that Columbia Management will provide support as required or requested by the Board with respect to voting proxies solicited by or with respect to the issuers of securities owned by the Funds. The Management Agreement also contemplates that Columbia Management may vote proxies and provide or withhold consents as directed by the Board from time to time.

The Management Agreement generally requires that all information provided by the Funds to Columbia Management and vice versa be treated as confidential and non-disclosable to unaffiliated third parties except under limited circumstances. The Management Agreement generally requires books and records to be maintained by Columbia Management on behalf of the Funds. The Proposal would not change any of the above.

Fees Under the Current Agreement and Under the Proposal

Under the Management Agreement, the Funds pay a fee that is based on a percentage of the average daily net assets of each Fund. The Management Agreement provides for such fees to be accrued daily and paid monthly.

Currently, each Fund offers two share classes, Class Advisor (“Class Adv”) and Class Institutional 3 (“Class Inst3”). Shareholders of each Class pay the Investment Manager a fee for its investment management services (currently an effective annual rate of 0.46% of the average daily net assets of each Fund). In return for this fee, the Investment Manager manages the day-to-day operations of the Funds, determines what securities and other investments each Fund should buy or sell and executes portfolio transactions for each Fund. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services, but the Funds are responsible for the expenses of such services.

The Proposal would “bundle” the current fee structure of the Funds into a “unified fee” paid to the Investment Manager to cover operating expenses of the Fund in addition to the investment management and administrative services covered by the current management agreement. The unified fee would cover all of the operating costs and expenses of each Fund other than taxes, interest, brokerage expenses, portfolio transaction expenses, fees pursuant to a 12b-1 plan, if any, and infrequent and/or unusual expenses, including but not limited to, litigation expenses (together, the “Exclusions”).

Under the Proposal, Class Adv and Class Inst3 will pay a single unified fee at an annual rate of 0.55% and 0.30% of the average daily net assets of Class Adv and Class Inst3 shares, respectively. The proposed 0.55% unified fee rate for Class Adv is made up of two components: a core advisory fee rate of 0.30%, plus a 0.25% class-specific administration fee component which covers class-specific shareholder service-related expenses, such as for sub-transfer agency services. The proposed 0.30% unified fee rate for Class Inst3 also includes the 0.30% core advisory fee component, but is not subject to a class-specific shareholder-service component. Under the existing agreement, both classes pay a management fee, currently at an effective annual rate of 0.46% of the average daily net assets of each Fund (see footnote 1 to the table below), but that management fee, unlike the unified fee under the Proposal, does not cover any other operating expenses of the Fund to which shareholders of either class are subject. Under the Proposal, the Investment Manager, and not the Fund, will be responsible for all operating expenses of the Fund for both classes of shares other than the Exclusions. Set forth below is a comparison of current management fees for each class of shares of the Fund under the current terms of the Management Agreement versus total fees and expenses under the unified fee approach under the proposed amended Management Agreement.

Current and Proposed Fee Rates

Comparison of Management Fee Rates

Fund	Share Class	Current Effective Management Fees[1]	Proposed Management Fees
			Class-Specific Administration Fees[2]	Core Investment Advisory Fees	Total Management Fees
Columbia Adaptive	Class Adv	0.46%	0.25%	0.30%	0.55%
Retirement 2020 Fund	Class Inst 3	0.46%	0%	0.30%	0.30%

Columbia Adaptive	Class Adv	0.46%	0.25%	0.30%	0.55%
Retirement 2025 Fund	Class Inst 3	0.46%	0%	0.30%	0.30%

Columbia Adaptive	Class Adv	0.46%	0.25%	0.30%	0.55%
Retirement 2030 Fund	Class Inst 3	0.46%	0%	0.30%	0.30%

Columbia Adaptive	Class Adv	0.46%	0.25%	0.30%	0.55%
Retirement 2035 Fund	Class Inst 3	0.46%	0%	0.30%	0.30%

Columbia Adaptive	Class Adv	0.46%	0.25%	0.30%	0.55%
Retirement 2040 Fund	Class Inst 3	0.46%	0%	0.30%	0.30%

Columbia Adaptive	Class Adv	0.46%	0.25%	0.30%	0.55%
Retirement 2045 Fund	Class Inst 3	0.46%	0%	0.30%	0.30%

Columbia Adaptive	Class Adv	0.46%	0.25%	0.30%	0.55%
Retirement 2050 Fund	Class Inst 3	0.46%	0%	0.30%	0.30%

Columbia Adaptive	Class Adv	0.46%	0.25%	0.30%	0.55%
Retirement 2055 Fund	Class Inst 3	0.46%	0%	0.30%	0.30%

Columbia Adaptive	Class Adv	0.46%	0.25%	0.30%	0.55%
Retirement 2060 Fund	Class Inst 3	0.46%	0%	0.30%	0.30%

[1]

The current management services fee is comprised of (i) a 0.02% management services fee on its assets invested in affiliated underlying funds (including ETFs and closed-end funds) that pay a management services fee (or advisory services fee, as applicable) to the Investment Manager; and (ii) a 0.47% management services fee on its assets invested in any other securities or instruments, including any underlying fund that does not pay a management services fee (or advisory services fee) to the Investment Manager, such as Solutions Aggressive Portfolio and Solutions Conservative Portfolio, third party funds, derivatives and individual securities.

[2]

The services for which this fee is payable include only shareholder and other services of which may vary across share classes consistent with Rule 18f-3 under the 1940 Act, including without limitation expenses of arrangement for sub-transfer agency or shareholder fees.

The management fee rates shown in the above table do not account for any contractual expense limitation agreements between Columbia Management and the Funds. Columbia Management has agreed to implement a contractual expense limitation that will cap the total Fund operating expenses borne by each Fund’s shareholders for so long as Columbia Management manages the Fund (exclusive of the same fees and expenses that are excluded from the current fee, but including any acquired fund fees and expenses that would otherwise be borne indirectly by Fund shareholders) at an annual rate of 0.55% and 0.30% of each Fund’s average daily net assets for Class Adv and Class Inst3 shares, respectively. See Appendix A for tables showing each Fund’s expenses (by class) for the semiannual period ended September 30, 2022, annualized, as compared to the expenses each Fund would have incurred during that period had the Proposal been approved by shareholders and implemented at the beginning of that period. Please note that pro forma expense information in Appendix A is based on estimates; the actual expenses of the Funds may be different. As shown in Appendix A, the Proposal is expected to reduce the total expenses borne by shareholders of each class of each Fund.

Liability

Under the Management Agreement, and subject to U.S. federal securities laws, except for willful misfeasance, bad faith or negligence on the part of Columbia Management in the performance of its duties, or reckless disregard by Columbia Management of its obligations and duties, neither Columbia Management nor any of its directors, officers, partners, principals, employees, subcontractors or agents will be liable for any acts or omissions or for any loss suffered by the Funds or the Funds’ shareholders or creditors. The Proposal would not change the Management Agreement’s liability provisions.

Effectiveness of the Proposal

If approved, it is expected that the changes would be implemented in early June 2023.

If shareholders of a Fund fail to approve the proposed amendment on behalf of a Fund, then Columbia Management will continue to serve as investment manager to such Fund pursuant to the terms of the current management agreement. All terms and conditions of the current management agreement that are currently in effect, including the fee structure, would remain in effect with respect to such Fund. If shareholders of Class Adv of a Fund fail to approve the Proposal, then the Proposal will not be implemented.

Board Deliberations

On March 10, 2023, the Board and the Funds’ Trustees who are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), unanimously approved the amendment to the Management Agreement with Columbia Management with respect to each of the Funds. As detailed below, the Board’s Contracts Committee (the “Committee”) and the Board held meetings to review and discuss, among themselves and with the management team of Columbia Management, materials provided by Columbia Management before determining to approve the proposed changes to the fee structure payable by the Funds.

In connection with their deliberations regarding the proposed amendment to the Management Agreement, the Committee and the Board evaluated materials requested from Columbia Management regarding the Funds and the Management Agreement with representatives of Columbia Management at a Committee meeting held on March 9, 2023. The Board and its various committees considered matters bearing on the Management Agreement at other meetings throughout the year and meets regularly with senior management of the Trust and Columbia Management. Through the Board’s Investment Review Committee, Trustees also meet with selected portfolio managers of the Funds and with other investment personnel at various times throughout the year. In addition, the Trustees considered the information that they had obtained in connection with the June 2022 continuance of the existing Management Agreement. On March 9, 2023, the Contracts Committee recommended that the Board approve the amendment to the Management Agreement. On March 10, 2023, the Board, including the Independent Trustees, voting separately, unanimously approved the proposed amendment to the Management Agreement for each of the Funds.

The Trustees considered that the Proposal would bundle each Fund’s fees into a unified fee structure. The Board also considered Columbia Management’s contractual agreement to cap the total Fund operating expenses borne by each Fund’s shareholders for so long as the Investment Manager manages the Fund (exclusive of the same fees and expenses that are excluded from the current expense cap but including any acquired fund fees and expenses that would otherwise be borne indirectly by Fund shareholders) to 0.55% and 0.30% of the Funds’ average daily net assets for the two share classes that each Fund offers, Class Advisor (“Class Adv”) and Class Institutional 3 (“Class Inst3”) shares, respectively.

The Committee and the Board considered all information that they, their legal counsel, and the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the proposed amendment to the Management Agreement. Among other things, the information and factors considered included the following:

•

Information on the investment performance of each Fund relative to the performance of a group of mutual funds determined to be comparable to the Funds by an independent third-party data provider, Broadridge Financial Solutions, Inc. (“Broadridge”), as well as performance relative to benchmarks;

•	Information on the Funds’ management fees and total expenses, including information comparing each Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;

•

The impact of the proposed changes in fee structures on the gross and net expense ratios of the Funds, and the willingness of Columbia Management to contractually agree to limit total operating expenses for each Fund;

•	The terms of the Management Agreement, as proposed to be amended;

•

Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Funds, including agreements with respect to the provision of transfer agency services to the Funds;

•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services; and

•

The profitability to the Investment Manager and its affiliates from their relationships with the Funds, including current and projected profits to Columbia Management, both under the current fee structure and the proposed fee structures of the Funds.

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the proposed amendment to the Management Agreement.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Board took into account various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.

In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Funds by the Investment Manager. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Funds’ and their service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Funds’ other service agreements.

In addition, the Board discussed the acceptability of the terms of the Management Agreement as proposed to be amended, noting that, other than with respect to the fees, no material changes were proposed from the form of agreement previously approved. It was also noted that there were no proposed changes in services to be provided to the Funds. In this regard, the Board also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement.

After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Funds under the Management Agreement supported approval of the proposed amendment to the Management Agreement.

Investment Performance

In this connection, the Board reviewed the investment performance of the Funds. With respect to each of the Funds, the Board observed that performance was well within the range of that of its peers for certain periods.

The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Funds and the Investment Manager, in light of other considerations, supported approval of the proposed amendment to the Management Agreement.

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Funds

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered information showing a comparison of the Funds’ expenses with median expenses paid by funds in their comparative peer universes, as well as data showing the Funds’ contribution to the Investment Manager’s profitability. The Trustees also reviewed, in detail, the various components of fees/expenses covered under the proposed unified fee structure, including the shareholder service component of the fee for the affected classes. The Trustees considered, in particular, that implementation of the amendment to the Management Agreement would result in lower total expenses for each class of shares of each Fund.

The Board also took into account that each Fund’s total expense ratio (after considering the proposed amendment and the related expense caps/waivers) was below the peer universe’s median expense ratio.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Funds, in light of other considerations, supported approval of the proposed amendment to the Management Agreement.

The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Funds. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Columbia Funds.    It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Columbia Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. It was considered that implementation of the proposed amendment was projected to slightly reduce the profitability to the Investment Manager from the Funds. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Funds supported approval of the proposed amendment to the Management Agreement.

Economies of Scale

The Board considered the economies of scale that might be realized as the Funds’ net asset level grows. The Board took into account, however, that the proposed amendments to the Management Agreement would obligate Columbia Threadneedle to provide, or pay for the provision of, a greater range of services to the Funds. The Board observed that the proposed amendment to the Management Agreement provides for a relatively low flat fee.

Conclusion

The Board reviewed all of the above considerations in reaching its decision to approve the proposed amendment to the Management Agreement for each Fund. In reaching its conclusions, no single factor was determinative.

On March 10, 2023, the Board, including all of the Independent Trustees, determined, with respect to each Fund, that the proposed fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the proposed amendment to the Management Agreement and recommends that shareholders of each of the Funds vote “FOR” the approval of the proposed amendment.

Required Vote and Recommendation

For each Fund, approval of the amendment to the Management Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All classes of shares of each Fund will vote together on Proposal 1 as it relates to each Fund. In addition, Class Adv shareholders of each Fund will be voting separately on the Proposal for their Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE MANAGEMENT AGREEMENT.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the internet or telephonically, or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast FOR the approval of the proposed amendment to the Management Agreement between the Trust, on behalf of the Fund you hold shares of, and Columbia Management, which provides for bundling the current fee structure payable by the Funds (Proposal 1). Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment or postponement of the Meeting with respect to the proposal if a quorum is not obtained and/or sufficient votes in favor of the proposal are not received.

Revocation of Proxies

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to Computershare Fund Services by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy. If you intend to vote in person at the Meeting, please call Computershare Fund Services, toll free at 866-492-5763 to obtain important information regarding your attendance at the Meeting, including directions.

Quorum and Methods of Tabulation

Thirty percent (30%) of the shares of a Fund entitled to vote, present in person or by proxy, constitutes a quorum of each Fund.

In the event that a quorum of shareholders of a Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of the proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Shareholders of record of each Fund at the close of business on March 31, 2023 (the Record Date) are entitled to notice of, and to vote at, the Meeting. On the Record Date, each Fund had the number of shares in the below table, with each such share being entitled, at the Meeting, to one vote for each share and a proportionate fractional vote for each fractional share.

Fund Name	Number of Shares as of the Record Date
Columbia Adaptive Retirement 2020 Fund	[ ]
Columbia Adaptive Retirement 2025 Fund	[ ]
Columbia Adaptive Retirement 2030 Fund	[ ]
Columbia Adaptive Retirement 2035 Fund	[ ]
Columbia Adaptive Retirement 2040 Fund	[ ]
Columbia Adaptive Retirement 2045 Fund	[ ]
Columbia Adaptive Retirement 2050 Fund	[ ]
Columbia Adaptive Retirement 2055 Fund	[ ]
Columbia Adaptive Retirement 2060 Fund	[ ]

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Effect of Abstentions and Broker Non-Votes

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast; however, an abstention or broker non-vote will be counted for purposes of attaining a quorum. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

OTHER INFORMATION

Current Service Providers

Columbia Management, located at 290 Congress Street, Boston, Massachusetts 02210, serves as the investment manager and administrator to the Funds. Columbia Management Investment Distributors, Inc., also located at 290 Congress Street, Boston, Massachusetts 02210, serves as the principal underwriter of the Funds. The Funds paid no commissions to any affiliated brokers during the Funds’ most recent fiscal year.

Other Matters to Come Before the Meeting

Columbia Management does not know of any matters to be presented at the Meeting other than the Proposal described in this Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

The Trust does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the Trust’s proxy statement for such a meeting, a shareholder proposal must be received in a reasonable time before the Trust prints and mails its proxy statement.

Principal Shareholders

Appendix B to this Proxy Statement lists the persons that, to the knowledge of each Fund, owned beneficially 5% or more of the outstanding shares of any of the Funds as of January 31, 2023. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of a Fund. As of January 31, 2023, the Trustees and Officers of the Trusts, in the aggregate, beneficially owned less than 1% of each class of shares of each Fund, except as set forth in the table below.

Fund	Class	Percentage of Class Beneficially Owned
Adaptive Retirement 2030 Fund	Class ADV	93.77%
Adaptive Retirement 2035 Fund	Class ADV	30.56%

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by Columbia Management or an affiliated company and not by the Funds. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the

Internet by Trustees, officers and employees of the Trust, Columbia Management, Columbia Management Investment Distributors, Inc. and Columbia Management Investment Services Corp. The Funds have engaged Computershare Fund Services to assist in soliciting at an estimated cost of approximately $12,319, which will be paid by Columbia Management or an affiliated company.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of a Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by writing to the Funds at the following address: Computershare Fund Services, PO Box 5696, Hauppauge, NY 11788-2847, or by calling Computershare Fund Services, toll free at 866-492-5763.

Shareholder Reports

The Funds’ most recent semi-annual and annual report previously have been made available to shareholders. The Funds will furnish, without charge, a copy of their most recent annual report and their most recent semi-annual report to their shareholders on request. Additional copies of any of these documents are available by writing Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611. All of these documents also are filed with the SEC and available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

Ryan C. Larrenaga
Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of one or more of the Funds, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of a Fund.

APPENDIX A – Estimated Comparison of Fees and Expenses

Columbia Adaptive Retirement 2020 Fund

The information in the table below reflects the fees and expenses for each Fund for the semiannual period ended September 30, 2022 (annualized) and the pro forma projected expenses for each Fund for the semiannual period ended September 30, 2022 (annualized).

Current Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class Adv	Class Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	none	none
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Adv	Class Inst3
Management fees	0.46%	0.46%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses(a)	6.71%	6.46%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses(b)	7.21%	6.96%
Less: Fee waivers and/or expense reimbursements(c)	(6.59%)	(6.53%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.62%	0.43%

(a)

Other expenses have been restated and are based on estimated amounts for transfer agency fees for the Fund’s current fiscal year, taking into consideration anticipated changes in the Fund’s net assets.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses). Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.62% for Class Adv and 0.43% for Class Inst3 through July 31, 2023. In addition, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) through July 31, 2032, unless sooner terminated at the sole discretion of the Board. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.68% for Class Adv and 0.50% for Class Inst3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above are reflected in Year 1 and Years 2 through 10 expense examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Adv	$63	$212	$373	$841
Class Inst3	$44	$153	$273	$621

Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class Adv	Class Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	none	none
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Adv	Class Inst3
Management fees(a)	0.55%	0.30%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses(b)	0.59%	0.34%
Less: Fee waivers and/or expense reimbursements(c)	(0.04%)	(0.04%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.55%	0.30%

(a)

Pursuant to the Management Agreement with Columbia Funds Series Trust I on behalf of the Fund, the Fund pays a unitary fee to Columbia Management Investment Advisers, LLC, which in turn pays the operating costs and expenses of the Fund, but not taxes, interest, brokerage expenses, portfolio transaction expenses, fees pursuant to a 12b-1 plan (if any), and infrequent and/or unusual expenses, including but not limited to, litigation expenses. The management fees in the table above represents the unitary fee, which is a combination of Core Investment Advisory Fee and Class-specific Administration Fee. The difference in management fees amongst the share classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services fees (class-specific administration fee). It is not the result of any difference in management or custodial fees, or other expenses related to the management of the Fund’s assets, which do not vary by share class. The Core Investment Advisory Fee is 0.30% across both share classes. The Management fees have been restated to reflect the current management fee rate.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) indefinitely, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.55% for Class Adv and 0.30% for Class Inst3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table do not expire as indicated in the preceding table, they are reflected in all of the examples.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Adv	$56	$176	$307	$689
Class Inst3	$31	$97	$169	$381

Under the current management agreement, Class Adv and Class Inst3 of the Fund paid Columbia Management Investment Advisors, LLC (“Columbia Management”) an aggregate management fee of $3,050 and $5,720, respectively, for the fiscal year ended March 31, 2022. If the Proposed Management Agreement had been in effect during the fiscal year ended March 31, 2022, the management fee payable by Class Adv and Class Inst3 to Columbia Management would have been $3,719 and $3,797, respectively. The difference between these amounts is $669 and -$1,923 for Class Adv and Class Inst3 respectively (or 0.10% and -0.15% of Class Adv and Class Inst3’s aggregate management fee for the fiscal year ended March 31, 2022).

Columbia Adaptive Retirement 2025 Fund

The information in the table below reflects the fees and expenses for each Fund for the semiannual period ended September 30, 2022 (annualized) and the pro forma projected expenses for each Fund for the semiannual period ended September 30, 2022 (annualized).

Current Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class Adv	Class Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	none	none
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Adv	Class Inst3
Management fees	0.46%	0.46%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses(a)	8.91%	8.66%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses(b)	9.41%	9.16%
Less: Fee waivers and/or expense reimbursements(c)	(8.79%)	(8.73%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.62%	0.43%

(a)

Other expenses have been restated and are based on estimated amounts for transfer agency fees for the Fund’s current fiscal year, taking into consideration anticipated changes in the Fund’s net assets.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses). Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.62% for Class Adv and 0.43% for Class Inst3 through July 31, 2023. In addition, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) through July 31, 2032, unless sooner terminated at the sole discretion of the Board. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.68% for Class Adv and 0.50% for Class Inst3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above are reflected in Year 1 and Years 2 through 10 expense examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Adv	$63	$212	$373	$841
Class Inst3	$44	$153	$273	$621

Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class Adv	Class Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	none	none
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Adv	Class Inst3
Management fees(a)	0.55%	0.30%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses(b)	0.59%	0.34%
Less: Fee waivers and/or expense reimbursements(c)	(0.04%)	(0.04%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.55%	0.30%

(a)

Pursuant to the Management Agreement with Columbia Funds Series Trust I on behalf of the Fund, the Fund pays a unitary fee to Columbia Management Investment Advisers, LLC, which in turn pays the operating costs and expenses of the Fund, but not taxes, interest, brokerage expenses, portfolio transaction expenses, fees pursuant to a 12b-1 plan (if any), and infrequent and/or unusual expenses, including but not limited to, litigation expenses. The management fees in the table above represents the unitary fee, which is a combination of Core Investment Advisory Fee and Class-specific Administration Fee. The difference in management fees amongst the share classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services fees (class-specific administration fee). It is not the result of any difference in management or custodial fees, or other expenses related to the management of the Fund’s assets, which do not vary by share class. The Core Investment Advisory Fee is 0.30% across both share classes. The Management fees have been restated to reflect the current management fee rate.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) indefinitely, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.55% for Class Adv and 0.30% for Class Inst3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table do not expire as indicated in the preceding table, they are reflected in all of the examples.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Adv	$56	$176	$307	$689
Class Inst3	$31	$97	$169	$381

Under the current management agreement, Class Adv and Class Inst3 of the Fund paid Columbia Management Investment Advisors, LLC (“Columbia Management”) an aggregate management fee of $3,243 and $3,182, respectively, for the fiscal year ended March 31, 2022. If the Proposed Management Agreement had been in effect during the fiscal year ended March 31, 2022, the management fee payable by Class Adv and Class Inst3 to Columbia Management would have been $3,953 and $2,112, respectively. The difference between these amounts is $710 and -$1,070 for Class Adv and Class Inst3 respectively (or 0.10% and -0.15% of Class Adv and Class Inst3’s aggregate management fee for the fiscal year ended March 31, 2022).

Columbia Adaptive Retirement 2030 Fund

The information in the table below reflects the fees and expenses for each Fund for the semiannual period ended September 30, 2022 (annualized) and the pro forma projected expenses for each Fund for the semiannual period ended September 30, 2022 (annualized).

Current Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class Adv	Class Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	none	none
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Adv	Class Inst3
Management fees	0.46%	0.46%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses(a)	4.17%	3.92%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses(b)	4.67%	4.42%
Less: Fee waivers and/or expense reimbursements(c)	(4.05%)	(3.99%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.62%	0.43%

(a)

Other expenses have been restated and are based on estimated amounts for transfer agency fees for the Fund’s current fiscal year, taking into consideration anticipated changes in the Fund’s net assets.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses). Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.62% for Class Adv and 0.43% for Class Inst3 through July 31, 2023. In addition, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) through July 31, 2032, unless sooner terminated at the sole discretion of the Board. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.68% for Class Adv and 0.50% for Class Inst3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above are reflected in Year 1 and Years 2 through 10 expense examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Adv	$63	$212	$373	$841
Class Inst3	$44	$153	$273	$621

Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class Adv	Class Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	none	none
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Adv	Class Inst3
Management fees(a)	0.55%	0.30%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses(b)	0.59%	0.34%
Less: Fee waivers and/or expense reimbursements(c)	(0.04%)	(0.04%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.55%	0.30%

(a)

Pursuant to the Management Agreement with Columbia Funds Series Trust I on behalf of the Fund, the Fund pays a unitary fee to Columbia Management Investment Advisers, LLC, which in turn pays the operating costs and expenses of the Fund, but not taxes, interest, brokerage expenses, portfolio transaction expenses, fees pursuant to a 12b-1 plan (if any), and infrequent and/or unusual expenses, including but not limited to, litigation expenses. The management fees in the table above represents the unitary fee, which is a combination of Core Investment Advisory Fee and Class-specific Administration Fee. The difference in management fees amongst the share classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services fees (class-specific administration fee). It is not the result of any difference in management or custodial fees, or other expenses related to the management of the Fund’s assets, which do not vary by share class. The Core Investment Advisory Fee is 0.30% across both share classes. The Management fees have been restated to reflect the current management fee rate.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) indefinitely, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.55% for Class Adv and 0.30% for Class Inst3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table do not expire as indicated in the preceding table, they are reflected in all of the examples.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Adv	$56	$176	$307	$689
Class Inst3	$31	$97	$169	$381

Under the current management agreement, Class Adv and Class Inst3 of the Fund paid Columbia Management Investment Advisors, LLC (“Columbia Management”) an aggregate management fee of $8,610 and $5,117, respectively, for the fiscal year ended March 31, 2022. If the Proposed Management Agreement had been in effect during the fiscal year ended March 31, 2022, the management fee payable by Class Adv and Class Inst3 to Columbia Management would have been $10,492 and $3,395, respectively. The difference between these amounts is $1,882 and -$1,722 for Class Adv and Class Inst3 respectively (or 0.10% and -0.15% of Class Adv and Class Inst3’s aggregate management fee for the fiscal year ended March 31, 2022).

Columbia Adaptive Retirement 2035 Fund

The information in the table below reflects the fees and expenses for each Fund for the semiannual period ended September 30, 2022 (annualized) and the pro forma projected expenses for each Fund for the semiannual period ended September 30, 2022 (annualized).

Current Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class Adv	Class Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	none	none
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Adv	Class Inst3
Management fees	0.46%	0.46%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses(a)	6.65%	6.40%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses(b)	7.15%	6.90%
Less: Fee waivers and/or expense reimbursements(c)	(6.53%)	(6.47%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.62%	0.43%

(a)

Other expenses have been restated and are based on estimated amounts for transfer agency fees for the Fund’s current fiscal year, taking into consideration anticipated changes in the Fund’s net assets.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses). Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.62% for Class Adv and 0.43% for Class Inst3 through July 31, 2023. In addition, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) through July 31, 2032, unless sooner terminated at the sole discretion of the Board. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.68% for Class Adv and 0.50% for Class Inst3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above are reflected in Year 1 and Years 2 through 10 expense examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Adv	$63	$212	$373	$841
Class Inst3	$44	$153	$273	$621

Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class Adv	Class Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	none	none
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Adv	Class Inst3
Management fees(a)	0.55%	0.30%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses(b)	0.59%	0.34%
Less: Fee waivers and/or expense reimbursements(c)	(0.04%)	(0.04%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.55%	0.30%

(a)

Pursuant to the Management Agreement with Columbia Funds Series Trust I on behalf of the Fund, the Fund pays a unitary fee to Columbia Management Investment Advisers, LLC, which in turn pays the operating costs and expenses of the Fund, but not taxes, interest, brokerage expenses, portfolio transaction expenses, fees pursuant to a 12b-1 plan (if any), and infrequent and/or unusual expenses, including but not limited to, litigation expenses. The management fees in the table above represents the unitary fee, which is a combination of Core Investment Advisory Fee and Class-specific Administration Fee. The difference in management fees amongst the share classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services fees (class-specific administration fee). It is not the result of any difference in management or custodial fees, or other expenses related to the management of the Fund’s assets, which do not vary by share class. The Core Investment Advisory Fee is 0.30% across both share classes. The Management fees have been restated to reflect the current management fee rate.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) indefinitely, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.55% for Class Adv and 0.30% for Class Inst3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table do not expire as indicated in the preceding table, they are reflected in all of the examples.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Adv	$56	$176	$307	$689
Class Inst3	$31	$97	$169	$381

Under the current management agreement, Class Adv and Class Inst3 of the Fund paid Columbia Management Investment Advisors, LLC (“Columbia Management”) an aggregate management fee of $4,666 and $4,043, respectively, for the fiscal year ended March 31, 2022. If the Proposed Management Agreement had been in effect during the fiscal year ended March 31, 2022, the management fee payable by Class Adv and Class Inst3 to Columbia Management would have been $5,687 and $2,683, respectively. The difference between these amounts is $1,021 and -$1,360 for Class Adv and Class Inst3 respectively (or 0.10% and -0.15% of Class Adv and Class Inst3’s aggregate management fee for the fiscal year ended March 31, 2022).

Columbia Adaptive Retirement 2040 Fund

The information in the table below reflects the fees and expenses for each Fund for the semiannual period ended September 30, 2022 (annualized) and the pro forma projected expenses for each Fund for the semiannual period ended September 30, 2022 (annualized).

Current Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class Adv	Class Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	none	none
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Adv	Class Inst3
Management fees	0.46%	0.46%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses(a)	6.43%	6.18%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses(b)	6.93%	6.68%
Less: Fee waivers and/or expense reimbursements(c)	(6.31%)	(6.25%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.62%	0.43%

(a)

Other expenses have been restated and are based on estimated amounts for transfer agency fees for the Fund’s current fiscal year, taking into consideration anticipated changes in the Fund’s net assets.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses). Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.62% for Class Adv and 0.43% for Class Inst3 through July 31, 2023. In addition, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) through July 31, 2032, unless sooner terminated at the sole discretion of the Board. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.68% for Class Adv and 0.50% for Class Inst3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above are reflected in Year 1 and Years 2 through 10 expense examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Adv	$63	$212	$373	$841
Class Inst3	$44	$153	$273	$621

Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class Adv	Class Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	none	none
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Adv	Class Inst3
Management fees(a)	0.55%	0.30%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses(b)	0.59%	0.34%
Less: Fee waivers and/or expense reimbursements(c)	(0.04%)	(0.04%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.55%	0.30%

(a)

Pursuant to the Management Agreement with Columbia Funds Series Trust I on behalf of the Fund, the Fund pays a unitary fee to Columbia Management Investment Advisers, LLC, which in turn pays the operating costs and expenses of the Fund, but not taxes, interest, brokerage expenses, portfolio transaction expenses, fees pursuant to a 12b-1 plan (if any), and infrequent and/or unusual expenses, including but not limited to, litigation expenses. The management fees in the table above represents the unitary fee, which is a combination of Core Investment Advisory Fee and Class-specific Administration Fee. The difference in management fees amongst the share classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services fees (class-specific administration fee). It is not the result of any difference in management or custodial fees, or other expenses related to the management of the Fund’s assets, which do not vary by share class. The Core Investment Advisory Fee is 0.30% across both share classes. The Management fees have been restated to reflect the current management fee rate.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) indefinitely, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.55% for Class Adv and 0.30% for Class Inst3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table do not expire as indicated in the preceding table, they are reflected in all of the examples.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Adv	$56	$176	$307	$689
Class Inst3	$31	$97	$169	$381

Under the current management agreement, Class Adv and Class Inst3 of the Fund paid Columbia Management Investment Advisors, LLC (“Columbia Management”) an aggregate management fee of $3,715 and $5,109, respectively, for the fiscal year ended March 31, 2022. If the Proposed Management Agreement had been in effect during the fiscal year ended March 31, 2022, the management fee payable by Class Adv and Class Inst3 to Columbia Management would have been $4,527 and $3,391, respectively. The difference between these amounts is $812 and -$1,718 for Class Adv and Class Inst3 respectively (or 0.10% and -0.15% of Class Adv and Class Inst3’s aggregate management fee for the fiscal year ended March 31, 2022).

Columbia Adaptive Retirement 2045 Fund

The information in the table below reflects the fees and expenses for each Fund for the semiannual period ended September 30, 2022 (annualized) and the pro forma projected expenses for each Fund for the semiannual period ended September 30, 2022 (annualized).

Current Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class Adv	Class Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	none	none
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Adv	Class Inst3
Management fees	0.46%	0.46%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses(a)	7.49%	7.24%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses(b)	7.99%	7.74%
Less: Fee waivers and/or expense reimbursements(c)	(7.37%)	(7.31%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.62%	0.43%

(a)

Other expenses have been restated and are based on estimated amounts for transfer agency fees for the Fund’s current fiscal year, taking into consideration anticipated changes in the Fund’s net assets.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses). Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.62% for Class Adv and 0.43% for Class Inst3 through July 31, 2023. In addition, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) through July 31, 2032, unless sooner terminated at the sole discretion of the Board. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.68% for Class Adv and 0.50% for Class Inst3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above are reflected in Year 1 and Years 2 through 10 expense examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Adv	$63	$212	$373	$841
Class Inst3	$44	$153	$273	$621

Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class Adv	Class Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	none	none
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Adv	Class Inst3
Management fees(a)	0.55%	0.30%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses(b)	0.59%	0.34%
Less: Fee waivers and/or expense reimbursements(c)	(0.04%)	(0.04%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.55%	0.30%

(a)

Pursuant to the Management Agreement with Columbia Funds Series Trust I on behalf of the Fund, the Fund pays a unitary fee to Columbia Management Investment Advisers, LLC, which in turn pays the operating costs and expenses of the Fund, but not taxes, interest, brokerage expenses, portfolio transaction expenses, fees pursuant to a 12b-1 plan (if any), and infrequent and/or unusual expenses, including but not limited to, litigation expenses. The management fees in the table above represents the unitary fee, which is a combination of Core Investment Advisory Fee and Class-specific Administration Fee. The difference in management fees amongst the share classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services fees (class-specific administration fee). It is not the result of any difference in management or custodial fees, or other expenses related to the management of the Fund’s assets, which do not vary by share class. The Core Investment Advisory Fee is 0.30% across both share classes. The Management fees have been restated to reflect the current management fee rate.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) indefinitely, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.55% for Class Adv and 0.30% for Class Inst3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table do not expire as indicated in the preceding table, they are reflected in all of the examples.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Adv	$56	$176	$307	$689
Class Inst3	$31	$97	$169	$381

Under the current management agreement, Class Adv and Class Inst3 of the Fund paid Columbia Management Investment Advisors, LLC (“Columbia Management”) an aggregate management fee of $3,103 and $5,030, respectively, for the fiscal year ended March 31, 2022. If the Proposed Management Agreement had been in effect during the fiscal year ended March 31, 2022, the management fee payable by Class Adv and Class Inst3 to Columbia Management would have been $3,781 and $3,339, respectively. The difference between these amounts is $678 and -$1,691 for Class Adv and Class Inst3 respectively (or 0.10% and -0.15% of Class Adv and Class Inst3’s aggregate management fee for the fiscal year ended March 31, 2022).

Columbia Adaptive Retirement 2050 Fund

The information in the table below reflects the fees and expenses for each Fund for the semiannual period ended September 30, 2022 (annualized) and the pro forma projected expenses for each Fund for the semiannual period ended September 30, 2022 (annualized).

Current Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class Adv	Class Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	none	none
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Adv	Class Inst3
Management fees	0.46%	0.46%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses(a)	6.47%	6.22%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses(b)	6.97%	6.72%
Less: Fee waivers and/or expense reimbursements(c)	(6.35%)	(6.29%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.62%	0.43%

(a)

Other expenses have been restated and are based on estimated amounts for transfer agency fees for the Fund’s current fiscal year, taking into consideration anticipated changes in the Fund’s net assets.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) through July 31, 2023, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board). Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.62% for Class Adv and 0.43% for Class Inst3 through July 31, 2023. In addition, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) through July 31, 2032, unless sooner terminated at the sole discretion of the Board. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.68% for Class Adv and 0.50% for Class Inst3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above are reflected in Year 1 and Years 2 through 10 expense examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Adv	$63	$212	$373	$841
Class Inst3	$44	$153	$273	$621

Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class Adv	Class Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	none	none
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Adv	Class Inst3
Management fees(a)	0.55%	0.30%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses(b)	0.59%	0.34%
Less: Fee waivers and/or expense reimbursements(c)	(0.04%)	(0.04%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.55%	0.30%

(a)

Pursuant to the Management Agreement with Columbia Funds Series Trust I on behalf of the Fund, the Fund pays a unitary fee to Columbia Management Investment Advisers, LLC, which in turn pays the operating costs and expenses of the Fund, but not taxes, interest, brokerage expenses, portfolio transaction expenses, fees pursuant to a 12b-1 plan (if any), and infrequent and/or unusual expenses, including but not limited to, litigation expenses. The management fees in the table above represents the unitary fee, which is a combination of Core Investment Advisory Fee and Class-specific Administration Fee. The difference in management fees amongst the share classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services fees (class-specific administration fee). It is not the result of any difference in management or custodial fees, or other expenses related to the management of the Fund’s assets, which do not vary by share class. The Core Investment Advisory Fee is 0.30% across both share classes. The Management fees have been restated to reflect the current management fee rate.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) indefinitely, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.55% for Class Adv and 0.30% for Class Inst3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table do not expire as indicated in the preceding table, they are reflected in all of the examples.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Adv	$56	$176	$307	$689
Class Inst3	$31	$97	$169	$381

Under the current management agreement, Class Adv and Class Inst3 of the Fund paid Columbia Management Investment Advisors, LLC (“Columbia Management”) an aggregate management fee of $2,007 and $6,449, respectively, for the fiscal year ended March 31, 2022. If the Proposed Management Agreement had been in effect during the fiscal year ended March 31, 2022, the management fee payable by Class Adv and Class Inst3 to Columbia Management would have been $2,453 and $4,277, respectively. The difference between these amounts is $446 and -$2,172 for Class Adv and Class Inst3 respectively (or 0.10% and -0.15% of Class Adv and Class Inst3’s aggregate management fee for the fiscal year ended March 31, 2022).

Columbia Adaptive Retirement 2055 Fund

The information in the table below reflects the fees and expenses for each Fund for the semiannual period ended September 30, 2022 (annualized) and the pro forma projected expenses for each Fund for the semiannual period ended September 30, 2022 (annualized).

Current Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class Adv	Class Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	none	none
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Adv	Class Inst3
Management fees	0.46%	0.46%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses(a)	6.10%	5.85%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses(b)	6.60%	6.35%
Less: Fee waivers and/or expense reimbursements(c)	(5.98%)	(5.92%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.62%	0.43%

(a)

Other expenses have been restated and are based on estimated amounts for transfer agency fees for the Fund’s current fiscal year, taking into consideration anticipated changes in the Fund’s net assets.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) through July 31, 2023, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board). Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.62% for Class Adv and 0.43% for Class Inst3 through July 31, 2023. In addition, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) through July 31, 2032, unless sooner terminated at the sole discretion of the Board. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.68% for Class Adv and 0.50% for Class Inst3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above are reflected in Year 1 and Years 2 through 10 expense examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Adv	$63	$212	$373	$841
Class Inst3	$44	$153	$273	$621

Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class Adv	Class Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	none	none
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Adv	Class Inst3
Management fees(a)	0.55%	0.30%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses(b)	0.59%	0.34%
Less: Fee waivers and/or expense reimbursements(c)	(0.04%)	(0.04%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.55%	0.30%

(a)

Pursuant to the Management Agreement with Columbia Funds Series Trust I on behalf of the Fund, the Fund pays a unitary fee to Columbia Management Investment Advisers, LLC, which in turn pays the operating costs and expenses of the Fund, but not taxes, interest, brokerage expenses, portfolio transaction expenses, fees pursuant to a 12b-1 plan (if any), and infrequent and/or unusual expenses, including but not limited to, litigation expenses. The management fees in the table above represents the unitary fee, which is a combination of Core Investment Advisory Fee and Class-specific Administration Fee. The difference in management fees amongst the share classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services fees (class-specific administration fee). It is not the result of any difference in management or custodial fees, or other expenses related to the management of the Fund’s assets, which do not vary by share class. The Core Investment Advisory Fee is 0.30% across both share classes. The Management fees have been restated to reflect the current management fee rate.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) indefinitely, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.55% for Class Adv and 0.30% for Class Inst3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table do not expire as indicated in the preceding table, they are reflected in all of the examples.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Adv	$56	$176	$307	$689
Class Inst3	$31	$97	$169	$381

Under the current management agreement, Class Adv and Class Inst3 of the Fund paid Columbia Management Investment Advisors, LLC (“Columbia Management”) an aggregate management fee of $2,566 and $6,469, respectively, for the fiscal year ended March 31, 2022. If the Proposed Management Agreement had been in effect during the fiscal year ended March 31, 2022, the management fee payable by Class Adv and Class Inst3 to Columbia Management would have been $3,131 and $4,292, respectively. The difference between these amounts is $565 and -$2,177 for Class Adv and Class Inst3 respectively (or 0.10% and -0.15% of Class Adv and Class Inst3’s aggregate management fee for the fiscal year ended March 31, 2022).

Columbia Adaptive Retirement 2060 Fund

The information in the table below reflects the fees and expenses for each Fund for the semiannual period ended September 30, 2022 (annualized) and the pro forma projected expenses for each Fund for the semiannual period ended September 30, 2022 (annualized).

Current Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class Adv	Class Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	none	none
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Adv	Class Inst3
Management fees	0.46%	0.46%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses(a)	5.20%	4.95%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses(b)	5.70%	5.45%
Less: Fee waivers and/or expense reimbursements(c)	(5.08%)	(5.02%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.62%	0.43%

(a)

Other expenses have been restated and are based on estimated amounts for transfer agency fees for the Fund’s current fiscal year, taking into consideration anticipated changes in the Fund’s net assets.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) through July 31, 2023, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board). Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.62% for Class Adv and 0.43% for Class Inst3 through July 31, 2023. In addition, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) through July 31, 2032, unless sooner terminated at the sole discretion of the Board. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.68% for Class Adv and 0.50% for Class Inst3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

The waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above are reflected in Year 1 and Years 2 through 10 expense examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Adv	$63	$212	$373	$841
Class Inst3	$44	$153	$273	$621

Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class Adv	Class Inst3
Maximum sales charge (load) imposed on purchases (as a % of offering price)	none	none
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Adv	Class Inst3
Management fees(a)	0.55%	0.30%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses(b)	0.59%	0.34%
Less: Fee waivers and/or expense reimbursements(c)	(0.04%)	(0.04%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.55%	0.30%

(a)

Pursuant to the Management Agreement with Columbia Funds Series Trust I on behalf of the Fund, the Fund pays a unitary fee to Columbia Management Investment Advisers, LLC, which in turn pays the operating costs and expenses of the Fund, but not taxes, interest, brokerage expenses, portfolio transaction expenses, fees pursuant to a 12b-1 plan (if any), and infrequent and/or unusual expenses, including but not limited to, litigation expenses. The management fees in the table above represents the unitary fee, which is a combination of Core Investment Advisory Fee and Class-specific Administration Fee. The difference in management fees amongst the share classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services fees (class-specific administration fee). It is not the result of any difference in management or custodial fees, or other expenses related to the management of the Fund’s assets, which do not vary by share class. The Core Investment Advisory Fee is 0.30% across both share classes. The Management fees have been restated to reflect the current management fee rate.

(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) indefinitely, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.55% for Class Adv and 0.30% for Class Inst3.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

you invest $10,000 in the Fund for the periods indicated,

your investment has a 5% return each year, and

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table do not expire as indicated in the preceding table, they are reflected in all of the examples.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Adv	$56	$176	$307	$689
Class Inst3	$31	$97	$169	$381

Under the current management agreement, Class Adv and Class Inst3 of the Fund paid Columbia Management Investment Advisors, LLC (“Columbia Management”) an aggregate management fee of $4,612 and $4,720, respectively, for the fiscal year ended March 31, 2022. If the Proposed Management Agreement had been in effect during the fiscal year ended March 31, 2022, the management fee payable by Class Adv and Class Inst3 to Columbia Management would have been $5,611 and $3,135, respectively. The difference between these amounts is $999 and -$1,585- for Class Adv and Class Inst3 respectively (or 0.10% and -0.15% of Class Adv and Class Inst3’s aggregate management fee for the fiscal year ended March 31, 2022).

APPENDIX B – Principal Holders and Control Persons

As of January 31, 2023, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) and each investor who owned 25% or more of a Fund’s shares is listed below. Investors who own more than 25% of a Fund’s shares may be presumed under securities laws to control that Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote.

Principal Holder Ownership of Columbia Adaptive Retirement 2020 Fund (Fiscal Year Ending March 31st):

Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	69.96%	47.93%
COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	65.18%	41.11	%(a)
	Class Inst3	30.04%
PAI TRUST COMPANY INC LEHIGH VALLEY CENTER FOR INDEPENDEN 1300 ENTERPRISE DR DE PERE WI 54115-4934	Class Adv	6.55%	N/A
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	28.27%	N/A

Principal Holder Ownership of Columbia Adaptive Retirement 2025 Fund (Fiscal Year Ending March 31st):

Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	18.80%	N/A
COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	75.81%	78.41	%(a)
	Class Inst3	81.20%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	22.85%	N/A

Principal Holder Ownership of Columbia Adaptive Retirement 2030 Fund (Fiscal Year Ending March 31st):

Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	88.56%	31.65%
COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	6.23%	N/A
	Class Inst3	11.44%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	93.77%	60.26%

Principal Holder Ownership of Columbia Adaptive Retirement 2035 Fund (Fiscal Year Ending March 31st):

Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	30.48%	N/A
COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	33.20%	N/A
	Class Inst3	20.01%
JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	Class Inst3	47.20%	29.50%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	65.78%	N/A

Principal Holder Ownership of Columbia Adaptive Retirement 2040 Fund (Fiscal Year Ending March 31st):

Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	66.29%	41.69%
COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	45.01%	33.45	%(a)
	Class Inst3	26.63%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. ROUND LAKE AREA SCHOOLS 717 17TH ST STE 1300 DENVER CO 80202-3304	Class Inst3	7.08%	N/A

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	53.72%	N/A

Principal Holder Ownership of Columbia Adaptive Retirement 2045 Fund (Fiscal Year Ending March 31st):

Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	70.67%	47.79%
COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	60.30%	39.08	%(a)
	Class Inst3	28.93%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	38.94%	N/A

Principal Holder Ownership of Columbia Adaptive Retirement 2050 Fund (Fiscal Year Ending March 31st):

Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	83.36%	70.81%
COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	93.64%	28.23	%(a)
	Class Inst3	16.64%

Principal Holder Ownership of Columbia Adaptive Retirement 2055 Fund (Fiscal Year Ending March 31st):

Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	82.11%	64.04%
COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	63.32%	27.89	%(a)
	Class Inst3	17.89%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	34.55%	N/A

Principal Holder Ownership of Columbia Adaptive Retirement 2060 Fund (Fiscal Year Ending March 31st):

Shareholder Name, City and State	Share Class	% of Share Class	% of Fund
CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst3	65.67%	32.56%
COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	33.68%	34.00	%(a)
	Class Inst3	34.33%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	65.38%	32.96%

(a)	Combination of all share classes of Columbia Management initial capital.

The Investment Manager, a Minnesota limited liability company, is a wholly owned subsidiary of Ameriprise Financial, Inc.

Charles Schwab & Co., Inc., a California corporation, is a subsidiary of The Charles Schwab Corporation.

John Hancock Trust Company LLC, a New Hampshire limited liability company, is an indirect subsidiary of Manulife Financial Corporation.

Pershing LLC, a Delaware limited liability company, is a subsidiary of The Bank of New York Mellon Corporation.

[PRELIMINARY PROXY CARD]

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 290 Congress Street, 6th Floor, Boston, MA 02210 on May 15, 2023

Please detach at perforation before mailing.

COLUMBIA FUNDS SERIES TRUST I JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2023

The undersigned shareholder of Fund(s) listed on the reverse side, each a series of Columbia Funds Series Trust I (the “Trust) hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement for the Joint Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) to be held at 290 Congress Street (6th Floor), Boston, Massachusetts, 02210, at 10:00 a.m. local time (the “Meeting”), on May 15, 2023, and, revoking any previous proxies, hereby appoints Daniel J. Beckman, Michael G. Clarke, Michael E. DeFao, Ryan C. Larrenaga, Marybeth Pilat and Julian Quero (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting

YOUR VOTE IS IMPORTANT. Whether or not you plan to join us at the Meeting, please mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

COL_33222_031323

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to be held on May 15, 2023

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/col-33222

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUNDS	FUNDS	FUNDS
Columbia Adaptive Retirement 2020 Fund	Columbia Adaptive Retirement 2025 Fund	Columbia Adaptive Retirement 2030 Fund
Columbia Adaptive Retirement 2035 Fund	Columbia Adaptive Retirement 2040 Fund	Columbia Adaptive Retirement 2045 Fund
Columbia Adaptive Retirement 2050 Fund	Columbia Adaptive Retirement 2055 Fund	Columbia Adaptive Retirement 2060 Fund

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal

1.	Approve a proposed amendment to the Management Agreement between the Trust, on behalf of each Fund, and the Funds’ investment adviser, Columbia Management Investment Advisers, LLC to establish a unified fee structure payable by each Fund by bundling the fee to cover operating expenses of the Fund (subject to certain exclusions) in addition to the investment management and administrative services covered under the current terms of the management agreement.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Columbia Adaptive Retirement 2020 Fund	☐	☐	☐	02 Columbia Adaptive Retirement 2025 Fund	☐	☐	☐
03 Columbia Adaptive Retirement 2030 Fund	☐	☐	☐	04 Columbia Adaptive Retirement 2035 Fund	☐	☐	☐
05 Columbia Adaptive Retirement 2040 Fund	☐	☐	☐	06 Columbia Adaptive Retirement 2045 Fund	☐	☐	☐
07 Columbia Adaptive Retirement 2050 Fund	☐	☐	☐	08 Columbia Adaptive Retirement 2055 Fund	☐	☐	☐
09 Columbia Adaptive Retirement 2060 Fund	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) —Please print date below box	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the
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